EXHIBIT 10.17









                            AMF Holdings Inc.
                      Registration Rights Agreement
                            Amendment No. 5

                AGREEMENT NOT TO EXERCISE REGISTRATION RIGHTS

   The undersigned party to the Registration Rights Agreement (the "Agreement"), dated as of April 30, 1996, by and among AMF Holdings Inc. (subsequently renamed AMF Bowling, Inc., "AMF Bowling") and the Stockholders (as defined therein), as amended, hereby agrees not to exercise any and all of its rights under Section 1.3 of the Agreement with respect to the currently contemplated initial public offering of common stock, par value $.01 per share, of AMF Bowling.
   This waiver shall terminate automatically and be of no further force and effect if such currently contemplated initial public offering is not consummated on or prior to December 31, 1997.

Dated: September 30, 1997

                                    CITICORP NORTH AMERICA, INC.

                                    By:
                                       ----------------------------------
                                          Jeroen Fikke, Vice President


                                    -------------------------------------
                                        Charles M. Diker

                                    /s/ Douglas J. Stanard
                                    -------------------------------------
                                        Douglas J. Stanard

                                    /s/ Stephen E. Hare
                                    -------------------------------------
                                        Stephen E. Hare


                                    CITICORP NORTH AMERICA, INC.

                                    By:
                                        ---------------------------------
                                        Jeroen Fikke, Vice President

                                    /s/ Charles M. Diker
                                    -------------------------------------
                                        Charles M. Diker

                                    /s/ Douglas J. Stanard
                                    -------------------------------------
                                        Douglas J. Stanard

                                    /s/ Stephen E. Hare
                                    -------------------------------------
                                        Stephen E. Hare



                                    GS: CAPITAL PARTNERS, II, L.P.

                                    By: GS Advisors, L.P., General Partner
                                    By: GS Advisors, Inc., its General Partner


                                       By: /s/ Richard A. Friedman
                                          ----------------------------------
                                          Richard A. Friedman, President


                                    GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                 By: GS Advisors II (Cayman), General Partner
                                 By: GS Advisors II, Inc., its General
                                        Partner

                                       By: /s/ Richard A. Friedman
                                          -----------------------------------
                                               Richard A. Friedman, President


                                     GOLDMAN, SACHS & CO VERWALTUNGS GmbH

                                       By: /s/ Richard A. Friedman
                                          -----------------------------------
                                       Richard A. Friedman, Managing Director

                                       By: /s/ David J. Greenwald
                                          -----------------------------------
                                       David J. Greenwald, Registered Agent


                          STONE STREET FUND 1995, L.P.

                          By: Stone Street Value Corp., its General Partner

                            By:  /s/ Richard A. Friedman
                               ---------------------------------------------
                               Richard A. Friedman, Vice President


                           STONE STREET FUND 1996, L.P.

                           By: Stone Street Empire Corp., its General Partner

                            By: /s/ Richard A. Friedman
                               ---------------------------------------------
                               Richard A. Friedman, Vice President


                           BRIDGE STREET FUND 1995, L.P.

                           By: Stone Street Value Corp., its Managing
                                General Partner


                             By: /s/ Richard A. Friedman
                                --------------------------------------------
                                Richard A. Friedman, Vice President

                           BRIDGE STREET FUND 1996, L.P.

                           By: Stone Street Value Corp., its Managing
                                General Partner

                              By: /s/ Richard A. Friedman
                                 -------------------------------------------
                                 Richard A. Friedman, Vice President

                            BLACKSTONE CAPITAL PARTNERS II MERCHANT
                              BANKING FUND L.P.

                            By: Blackstone Management Associates II L.L.C.,
                                 its General Partner

                               By:
                                  ------------------------------------------
                                  Howard A. Lipson, Member

                             BLACKSTONE OFFSHORE CAPITAL PARTNERS II, L.P.

                             By: Blackstone Management Associates II, L.L.C.,
                                 its General Partner

                                By:
                                   ------------------------------------------
                                   Howard A. Lipson, Member

                              BLACKSTONE FAMILY INVESTMENT
                                PARTNERSHIP II, L.P.

                            By: Blackstone Management Associates II, L.L.C.,
                                its General Partner

                                By:
                                   -----------------------------------------
                                   Howard A. Lipson, Member

                               BRIDGE STEET FUND 1995, L.P.

                               By: Stone Street Value Corp., its Managing
                                   General Partner

                                 By:
                                    ----------------------------------------
                                    Richard A. Friedman, Vice President

                                BRIDGE STREET FUND 1996, L.P.

                                By: Stone Street Value Corp., its Managing
                                    General Partner

                                  By:
                                     ---------------------------------------
                                     Richard A. Friedman, Vice President

                                 BLACKSTONE CAPITAL PARTNERS II MERCHANT
                                    BANKING FUND L.P.

                                 By: Blackstone Management Associates II
                                     L.L.C., its General Partner

                                   By: /s/ Howard A. Lipson
                                      --------------------------------------
                                      Howard A. Lipson, Member

                                  BLACKSTONE OFFSHORE CAPITAL PARTNERS
                                      II, L.P.

                                  By: Blackstone Management Associates II,
                                      L.L.C., its General Partner

                                    By: /s/ Howard A. Lipson
                                       -------------------------------------
                                       Howard A. Lipson, Member

                                   BLACKSTONE FAMILY INVESTMENT
                                     PARTNERSHIP II, L.P.

                                   By: Blackstone Management Associatees
                                       II, L.L.C., its General Partner

                                    By: /s/ Howard A. Lipson
                                       -------------------------------------
                                       Howard A. Lipson, Member

                                    BLACKSTONE FAMILY INVESTMENT
                                      PARTNERSHIP L.P.

                                    By: Blackstone Management Associates II,
                                         L.L.C., its General Partner

                                    By: /s/ Howard A. Lipson
                                       -------------------------------------
                                       Howard A. Lipson, Member


                                    KELSO INVESTMENT ASSOCIATES V., L.P.

                                    By: Kelso Partners V, L.P., its General
                                        Partner

                                     By: /s/ Thomas R. Wall IV
                                        ------------------------------------
                                        Thomas R. Wall IV, General Partner


                                     KELSO EQUITY PARTNERS V, L.P.

                                     By: /s/ Thomas R. Wall IV
                                        ------------------------------------
                                        Thomas R. Wall IV, General Partner


                                     BAIN CAPITAL FUND V., L.P.

                                     By: Bain Capital Partners, V, L.P.,
                                         its General Partner

                                     By: Bain Capital Investors V, Inc.,
                                         its General Partner

                                       By:
                                          ---------------------------------
                                          Paul B. Edgerly
                                          Managing Director

                                     BAIN CAPITAL FUND V-B, L.P.

                                     By: Bain Capital Partners V, L.P.,
                                         its General Partner

                                     By: Bain Capital Investors V, Inc.
                                         its General Partner

                                        By:
                                           --------------------------------
                                           Paul B. Edgerly
                                           Managing Director

                                      BCIP ASSOCIATES

                                      By:
                                         -----------------------------------
                                         Paul B. Edgerly, a General Partner

                                       BCIP TRUST ASSOCIATES, L.P.

                                       By:
                                          ---------------------------------
                                          Paul B. Edgerly, a General Partner


                                       KELSO INVESTMENT ASSOCIATES V., L.P.

                                      By: Kelso Partners V, L.P.,
                                          its General Partner

                                      By: /s/ Thomas R. Wall IV
                                         -----------------------------------
                                         Thomas R. Wall IV, General Partner


                                        KELSO EQUITY PARTNERS V, L.P.

                                       By: /s/ Thomas R. Wall IV
                                          ---------------------------------
                                          Thomas R. Wall IV, General Partner


                                      BAIN CAPITAL FUND V., L.P.
                                      By: Bain Capital Partners V, L.P.,
                                          its General Partner

                                       By: Bain Capital Investors V, Inc.,
                                           its General Partner

                                       By: /s/ Paul B. Edgerly
                                          ---------------------------------
                                          Paul B. Edgerly
                                          Managing Director


                                      BAIN CAPITAL FUND V-B, L.P.
                                      By: Bain Capital Partners V, L.P.,
                                          its General Partner


                                       By: Bain Capital Investors V, Inc.
                                           its General Partner

                                        By: /s/ Paul B. Edgerly
                                           ---------------------------------
                                           Paul B. Edgerly
                                           Managing Director


                                       BCIP ASSOCIATES

                                       By: /s/ Paul B. Edgerly
                                          ---------------------------------
                                          Paul B. Edgerly, a General Partner


                                       BCIP TRUST ASSOCIATES, L.P.

                                       By: /s/ Paul B. Edgerly
                                          ---------------------------------
                                          Paul B. Edgerly, a General Partner



                                       CITICORP NORTH AMERICA, INC.


                                       By: /s/ Charles Foster
                                          ----------------------------------
                                          Charles Foster
                                          Vice President & Attorney-In-Fact

                                       /s/
                                       -------------------------------------
                                       Charles M. Diker

                                       /s/ Douglas J. Stanard
                                       -------------------------------------
                                       Douglas J. Stanard

                                       /s/ Stephen E. Hare
                                       -------------------------------------
                                       Stephen E. Hare